Exhibit 32.1

CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER AND CHIEF OPERATIONS OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Cardtronics plc (“Cardtronics”) for the period ended June 30, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned each hereby certifies, pursuant to 18 U.S.C. §1350 as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cardtronics.

Date: August 2, 2017	/s/ Steven A. Rathgaber
Steven A. Rathgaber
Chief Executive Officer

Date: August 2, 2017	/s/ Edward H. West
Edward H. West
Chief Financial Officer and Chief Operations Officer